UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): March 11, 2011

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices, including zip code)

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 11, 2011, Hanger Orthopedic Group, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement dated as of December 1, 2010 (the “Credit Agreement”), by and among the Company, the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Issuer and Swing Line Lender.  The Amendment (i) reduces the interest rate margin applicable to the term loans under the Credit Agreement by 0.75% and (ii) reduces the LIBOR floor applicable to the term loans under the Credit Agreement from 1.50% to 1.00%.  The Amendment also liberalizes the Company’s maximum permitted consolidated leverage ratio (which is defined as the ratio of the Company’s consolidated indebtedness to consolidated net income before interest, taxes, depreciation, amortization, non-cash charges and certain other items, with certain adjustments) by increasing it from the current ratio of 3.75 to 1.0 for any fiscal quarter ending during the period commencing on October 1, 2013 and thereafter to 4.00 to 1.0 for any such fiscal quarter.  The Amendment also provides, with certain exceptions, for a prepayment penalty of 1% on the amount of any voluntary prepayment made by the Company of all or part of the term loans within six months after the effective date of the Amendment if such prepayment is made using the proceeds of indebtedness with an effective weighted average yield that is less than the effective weighted average yield of the term loans.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure.

On March 14, 2011, the Company issued a press release announcing its entry into the Amendment, which is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit	Document

4.1	Amendment No. 1, dated as of March 11, 2011, to the Credit Agreement, dated as of December 1, 2010, among the Company and the lenders and agents party thereto.

99.1	Company Press Release issued March 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/ George McHenry
George McHenry
Chief Financial Officer and Secretary

Dated:	March 14, 2011

HANGER ORTHOPEDIC GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Dated March 11, 2011

Exhibit
Number

4.1	Amendment No. 1, dated as of March 11, 2011, to the Credit Agreement, dated as of December 1, 2010, among the Company and the lenders and agents party thereto.

99.1	Company Press Release issued March 14, 2011.